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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   WALLACE COMPUTER SERVICES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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                                     [LOGO]

                                                                OCTOBER 22, 1996

DEAR SHAREHOLDER:            YOUR VOTE COUNTS. In the first week of November you
                             will be making important decisions regarding the future
                             of your Company.

                             On November 6, shareholders will be electing three
                             directors to serve for three years on the Wallace
                             Board. This is a long-term commitment that demands
                             qualified, experienced and dedicated individuals who
                             can share a vision to help Wallace continue to grow as
                             it has in the past. Your Company's nominees share this
                             vision.

                             This is no place for candidates such as those proposed
                             by Mr. Wyser-Pratte--a takeover stock speculator who is
                             waging a disruptive proxy fight. We believe that Mr.
                             Wyser-Pratte and his nominees are unqualified and
                             represent the self-serving interests of a minority of
                             the shareholders. Your Board unanimously recommends
                             that you REJECT Mr. Wyser-Pratte's nominees and
                             proposals.

                             We strongly urge you to VOTE THE WHITE MANAGEMENT proxy
                             card and elect candidates that are HERE FOR THE LONG-
                             TERM AND FOR YOU.

                             YOUR VOTE DOES COUNT. Keep Wallace strong and growing.

YOUR BOARD--COMMITTED TO     Your Board is unanimous in its commitment to generating
GROWTH                       long term growth and value by reinvesting in plants,
                             equipment, systems and people. Evidence of the success
                             of this strategy are the W.I.N.-TM- and Select
                             Services-Registered Trademark- programs, as well as the
                             Company's other strategic growth initiatives, which
                             have fueled growth across all product lines.

LOOK AT THE GROWTH           Despite the distractions of the Moore takeover attempt
                             in 1996, we are proud that our employees met the
                             challenge and set new records in financial performance.
                             We are pleased to report that results for our fiscal
                             year ending July 31, 1996 exceeded analysts' and our
                             own forecasts. The charts below illustrate that growth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 SALES (IN THOUSANDS)
92                        $511,572
93                        $545,315
94                        $588,173
95                        $712,838
96                        $862,287

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 EARNINGS PER SHARE
92                        $0.88
93                        $0.92
94                        $1.08
95                        $1.23
96                        $1.60

DIVIDEND INCREASED 30%       Reflecting these record results, your Board approved a
--THE 25TH                   30% increase in the annual dividend rate, to 56 cents
CONSECUTIVE YEAR             per share, which represents the 25th consecutive year
                             in which the dividend has been raised. The first
                             quarterly dividend of 14 cents will be paid on December
                             20, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              DIVIDENDS PER SHARE
92                                                   $0.27
93                                                   $0.29
94                                                   $0.32
95                                                   $0.37
96                                                   $0.43
97*                                                  $0.56
*Dividend rate approved by Board of Directors

KEEP WALLACE GROWING         We have begun fiscal 1997 with tremendous momentum--
                             and we urge you to keep Wallace growing. Carefully con-
                             sider the qualifications, the experience and the
                             commitment of the individuals you elect to your Board.
                             Vote the WHITE proxy card for your Company's nominees
                             and against Mr. Wyser-Pratte's proposals.

YOUR VOTE IS IMPORTANT       Please vote your WHITE proxy card today and mail it
                             using the enclosed postage-paid envelope, EVEN IF YOU
                             PREVIOUSLY HAVE SIGNED AND SENT IN ONE OR MORE WHITE
                             CARDS. Only your latest dated proxy card will be
                             counted. We are asking you to return new WHITE cards
                             from time to time to reconfirm your vote and help us
                             track the voting as we get closer to the annual
                             meeting.

                             Thank you for your continued support.

                             Sincerely,

                              [SIG]                    [SIG]

                              TED DIMITRIOU            BOB CRONIN
                              Chairman of the Board    President and CEO

                                   IMPORTANT!
1.        REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.
          PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD. PLEASE VOTE EACH WHITE PROXY CARD YOU RECEIVE SINCE EACH ACCOUNT MUST BE VOTED SEPARATELY. ONLY YOUR LATEST DATED PROXY COUNTS.
2.        WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD SENT TO YOU BY MR.
          WYSER-PRATTE, NOT EVEN AS A VOTE OF PROTEST.
3. EVEN IF YOU HAVE SENT A GOLD PROXY CARD TO MR. WYSER-PRATTE, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. YOU MAY REVOKE THAT PROXY AND VOTE AS RECOMMENDED BY WALLACE BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
4. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER NOMINEE, PLEASE DIRECT THE PARTY RESPONSIBLE FOR YOUR ACCOUNT TO VOTE THE WHITE PROXY CARD AS RECOMMENDED BY WALLACE.
          IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR:
                              MORROW & CO. AT (800) 662-5200

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